                                                                    Exhibit 1.1

                                                       [         ], [         ]
                                                        ---------    ---------

                    Associates Credit Card Master Note Trust
          $[_____________] Class A [Floating Rate] [___]% Asset Backed
                             Notes, Series [______]
          $[_____________] Class B [Floating Rate] [___]% Asset Backed
                             Notes, Series [______]
          $[_____________] Class C [Floating Rate] [___]% Asset Backed
                             Notes, Series [______]


                         FORM OF UNDERWRITING AGREEMENT

[                        ]
 -----------------------
as Representative of the
Underwriters set forth herein (the "Representative")
[Address]

Ladies and Gentlemen:

         1. Introductory. Associates Credit Card Receivables Corp. ("ACCR" or the "Transferor") proposes to cause Associates Credit Card Master Note Trust (the "Issuer") to issue $[__________] aggregate principal amount of Associates Credit Card Master Note Trust Class A [Floating Rate] [___]% Asset Backed Notes, Series [______] (the "Class A Notes"), $[__________] aggregate principal amount of Associates Credit Card Master Note Trust Class B [Floating Rate] [___]% Asset Backed Notes, Series [______] (the "Class B Notes"), and $[__________] aggregate principal amount of Associates Credit Card Master Note Trust Class C [Floating Rate] [___]% Asset Backed Notes, Series [______] (the "Class C Notes," and together with the Class A Notes and the Class B Notes, the "Notes").

         The Issuer is a Delaware statutory business trust formed pursuant to
(a) a Trust Agreement, dated as of April 1, 2000 (the "Trust Agreement"), between the Transferor and Wilmington Trust Company ("WTC"), as owner trustee (the "Owner Trustee") and (b) the filing of a certificate of trust with the Secretary of State of Delaware on April 5, 2000. The Notes will be issued pursuant to a Master Indenture, dated as of April 1, 2000 (the "Master Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series [______] Indenture Supplement with respect to the Notes to be dated as of [_________], [_____] (the "Indenture Supplement," and together with the Master Indenture, the "Indenture").


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         The assets of the Issuer will include, among other things, certain amounts due (the "Receivables") on a pool of VISA and MasterCard credit card accounts of Associates National Bank (Delaware) (the "Accounts").

         The Receivables are transferred to the Issuer pursuant to a Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement"), among the Transferor, Associates National Bank (Delaware) (the "Bank"), as servicer (in such capacity, the "Servicer"), and the Issuer. The Receivables transferred to the Issuer by the Transferor are acquired by the Transferor from Associates Credit Card Services, Inc. ("ACCS") pursuant to a Receivables Purchase Agreement, dated as of April 1, 2000 (the "ACCS Receivables Purchase Agreement"), between ACCS and ACCR. The Receivables transferred to ACCR by ACCS are acquired by ACCS from the Bank pursuant to a Receivables Purchase Agreement, dated as of April 1, 2000 (the "Bank Receivables Purchase Agreement," and together with the ACCS Receivables Purchase Agreement, the "Receivables Purchase Agreements"), between the Bank and ACCS.

         The Bank has agreed to provide notices and perform on behalf of the Issuer certain other administrative obligations required by the Transfer and Servicing Agreement, the Master Indenture and each indenture supplement for each series of Notes issued by the Issuer, pursuant to an Administration Agreement, dated as of April 1, 2000 (the "Administration Agreement"), between the Bank, as administrator (in such capacity, the "Administrator"), and the Issuer. The Transfer and Servicing Agreement, the Receivables Purchase Agreements, the Indenture, the Trust Agreement and the Administration Agreement are referred to herein, collectively, as the "Transaction Documents."

         This Underwriting Agreement is referred to herein as this "Agreement." To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Transaction Documents.

         The Transferor and ACCS hereby agree, severally and not jointly, with the underwriters for the Class A Notes listed on Schedule A hereto (the "Class A Underwriters"), the underwriters for the Class B Notes listed on Schedule A hereto (the "Class B Underwriters"), and the underwriters for the Class C Notes listed on Schedule A hereto (the "Class C Underwriters," and together with the Class A Underwriters and the Class B Underwriters, the "Underwriters") as follows:

         2. Representations and Warranties of the Transferor and ACCS. Each of the Transferor (the representations and warranties as to the Transferor being given by the Transferor) and ACCS (the representations and warranties as to ACCS and the Bank being given by ACCS) represents and warrants to, and agrees with, the Underwriters that:

                  (a) The Transferor is duly organized and validly existing in good standing as a corporation under the laws of the State of Delaware, and has all requisite corporate power, authority and legal right to own its property and transact the business in which it is now engaged, and to execute, deliver and perform its obligations under this Agreement, the



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

         Transfer and Servicing Agreement, the ACCS Receivables Purchase Agreement and the Trust Agreement.

                  (b) ACCS is duly organized and validly existing in good standing as a corporation under the laws of the State of Delaware, and has all requisite corporate power, authority and legal right to own its property and transact the business in which it is now engaged, and to execute, deliver and perform its obligations under this Agreement and the Receivables Purchase Agreements.

                  (c) The Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has all requisite corporate power, authority and legal right to own its property and conduct its credit card business as such properties are presently owned and such business is presently conducted, and to own the Accounts and to execute, deliver and perform its obligations under the Bank Receivables Purchase Agreement, the Transfer and Servicing Agreement and the Administration Agreement.

                  (d) The execution and delivery of each of the Transaction Documents (other than the Indenture) to which it is a party, and the incurrence of the obligations therein set forth and the consummation of the transactions contemplated thereunder have been duly authorized by the Transferor, ACCS and the Bank, as applicable, by all necessary action on the part of the Transferor, ACCS and the Bank, as applicable.

                  (e) This Agreement has been duly authorized, executed and delivered by the Transferor and ACCS.

                  (f) Each of the Transaction Documents has been, or on or before the Closing Date will be, executed and delivered by the Transferor, ACCS and the Bank, as applicable, and when executed and delivered by the other parties thereto, will constitute a valid and binding agreement of the Transferor, ACCS and the Bank, as applicable, enforceable against the Transferor, ACCS and the Bank, as applicable, in accordance with its terms, except, in each case, to the extent that
         (i) the enforceability thereof may be subject to insolvency, reorganization, moratorium, receivership or other similar laws now or hereafter in effect relating to creditors' or other obligees' rights generally or the rights of creditors or other obligees of institutions insured by the FDIC, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) certain remedial provisions of the Indenture may be unenforceable in whole or in part under the UCC, but the inclusion of such provisions does not render the other provisions of the Indenture invalid and notwithstanding that such provisions may be unenforceable in whole or in part, the Indenture Trustee, on behalf of the Noteholders, will be able to enforce the remedies of a secured party under the UCC.




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                  (g) The Notes will be issued pursuant to the terms of the
         Indenture and, when executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee in accordance with the Indenture and delivered pursuant to this Agreement, will be validly issued and outstanding. The Notes will be in all material respects in the form contemplated by the Indenture, and the Notes and the Indenture will conform to the descriptions thereof contained in the Prospectus and Registration Statement, as amended or supplemented.

                  (h) None of the Transferor, ACCS or the Bank is in violation of any Requirement of Law or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound or to which any of its property is subject, which violations or defaults separately or in the aggregate would have a material adverse effect on the Transferor, ACCS or the Bank.

                  (i) Neither the issuance and sale of the Notes, nor the execution and delivery by any of the Transferor, ACCS or the Bank of this Agreement or any Transaction Document to which it is a party, nor the incurrence by the Transferor, ACCS or the Bank of the obligations herein and therein set forth, nor the consummation of the transactions contemplated hereunder or thereunder, nor the fulfillment of the terms thereof does or will (i) violate any Requirement of Law presently in effect, applicable to it or its properties or by which it or its properties are or may be bound or affected, (ii) conflict with, or result in a breach of, or constitute a default under, any indenture, contract, agreement, deed, lease, mortgage or instrument to which it is a party or by which it or its properties are bound or (iii) result in the creation or imposition of any Lien upon any of its property or assets, except for those encumbrances created under the Transaction Documents.

                  (j) All consents, approvals, authorizations, orders, filings, registrations or qualifications of or with any court or any other governmental agency, board, commission, authority, official or body required in connection with the execution and delivery by the Transferor, ACCS or the Bank of this Agreement or the Transaction Documents to which it is a party or to the consummation of the transactions contemplated hereunder and thereunder, or to the fulfillment of the terms hereof and thereof have been or will have been obtained on or before the Closing Date.

                  (k) All actions required to be taken by the Transferor, ACCS, the Issuer and the Bank as a condition to the offer and sale of the Notes as described herein or the consummation of any of the transactions described in the Prospectus and the Registration Statement (each as defined below) have been or, prior to the Closing Date, will be taken.

                  (l) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), and complies as to form with the TIA and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.




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

                  (m) The representations and warranties made by the Transferor in the Transfer and Servicing Agreement, the Trust Agreement and the ACCS Receivables Purchase Agreement and made in any Officer's Certificate of the Transferor delivered pursuant to any Transaction Document to which it is a party will be true and correct in all material respects at the time made and on and as of the Closing Date as if set forth herein, except that to the extent that any such representation or warranty expressly relates to an earlier date, such representation or warranty is true and correct in all material respects at and as of such earlier date.

                  (n) The representations and warranties made by ACCS in the ACCS Receivables Purchase Agreement, and made in any Officer's Certificate of ACCS delivered pursuant to any Transaction Document to which it is a party will be true and correct in all material respects at the time made and on and as of the Closing Date as if set forth herein, except that to the extent that any such representation or warranty expressly relates to an earlier date, such representation or warranty is true and correct in all material respects at and as of such earlier date.

                  (o) The representations and warranties made by the Bank in the Bank Receivables Purchase Agreement, and in its capacity as Servicer and Administrator, in the Transfer and Servicing Agreement and the Administration Agreement, respectively, and made in any Officer's Certificate of the Bank delivered pursuant to any Transaction Document to which it is a party will be true and correct in all material respects at the time made and on and as of the Closing Date as if set forth herein, except that to the extent that any such representation or warranty expressly relates to an earlier date, such representation or warranty is true and correct in all material respects at and as of such earlier date.

                  (p) The Receivables had an aggregate outstanding balance determined as of [_____________], [___________] in the amount set forth in the Prospectus.

                  (q) The Transferor agrees it has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Receivables, except as provided in the Transfer and Servicing Agreement, and agrees to take all action required by the Transfer and Servicing Agreement in order to maintain the security interest in the Receivables granted pursuant to the Transfer and Servicing Agreement.

                  (r) ACCS agrees it has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Receivables, except as provided in the ACCS Receivables Purchase Agreement, and agrees to take all action required by the ACCS Receivables Purchase Agreement in order to maintain the security interest in the Receivables granted pursuant to the ACCS Receivables Purchase Agreement.



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

                  (s) The Bank agrees it has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Receivables, except as provided in the Bank Receivables Purchase Agreement, and agrees to take all action required by the Bank Receivables Purchase Agreement in order to maintain the security interests in the Receivables granted pursuant to the Bank Receivables Purchase Agreement.

                  (t) A registration statement on Form S-3 (Nos. 333-94867 and 333-94867-01), including a form of prospectus and such amendments thereto as may have been filed prior to the date hereof, relating to the Notes and the offering thereof in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with, and has been declared effective by, the Commission. If any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, is hereinafter referred to as the "Registration Statement." The Transferor proposes to file with the Commission pursuant to Rule 424(b) ("Rule 424(b)") under the Act a supplement (the "Prospectus Supplement") to the prospectus included in the Registration Statement (such prospectus, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b), is hereinafter referred to as the "Base Prospectus") relating to the Notes and the method of distribution thereof. The Base Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, are hereinafter referred to as the "Prospectus".

                  (u) On the Effective Date, the Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations") and the TIA and the rules and regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement and the Prospectus conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) the Registration Statement and the Prospectus will conform, in all respects with the requirements of the Act and the Rules and Regulations and the TIA and the rules and regulations thereunder and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from either of such documents based upon written information furnished to the Transferor or ACCS by the Underwriters specifically for use therein. Each of the Transferor and ACCS hereby acknowledges that (i) the only information provided by the Class A Underwriters for inclusion in the Registration Statement and the Prospectus is set forth on



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

         the cover page of the Prospectus Supplement in the table under the heading "Class A Notes" and on the line across from "Price to public," in the table listing the Class A Underwriters and the Principal Amount of Class A Notes under the heading "Underwriting" in the Prospectus Supplement, in the third paragraph under the heading "Underwriting" in the Prospectus Supplement, and in the final paragraph under the heading "Underwriting" in the Prospectus Supplement (the "Class A Underwriters' Information"); (ii) the only information provided by the Class B Underwriters for inclusion in the Registration Statement and the Prospectus is set forth on the cover page of the Prospectus Supplement in the table under the heading "Class B Notes" and on the line across from "Price to public," in the table listing the Class B Underwriters and the Principal Amount of Class B Notes and under the heading "Underwriting" in the Prospectus Supplement, in the fourth paragraph under the heading "Underwriting" in the Prospectus Supplement, and in the final paragraph under the heading "Underwriting" in the Prospectus Supplement (the "Class B Underwriters' Information") and (iii) the only information provided by the Class C Underwriters for inclusion in the Registration Statement and the Prospectus is set forth on the cover page of the Prospectus Supplement in the table under the heading "Class C Notes" and on the line across from "Price to public," in the table listing the Class C Underwriters and the Principal Amount of Class C Notes and under the heading "Underwriting" in the Prospectus Supplement, in the fifth paragraph under the heading "Underwriting" in the Prospectus Supplement, and in the final paragraph under the heading "Underwriting" in the Prospectus Supplement (the "Class C Underwriters' Information").

                  (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise set forth therein, there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Bank, ACCS or the Transferor that would have a material adverse effect on the Issuer.

         3.       Purchase, Sale, Payment and Delivery of the Notes.

                  (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to the Class A Underwriters, and the Class A Underwriters agree to purchase from the Transferor, at a purchase price of [______]% of the principal amount thereof, $[________] aggregate principal amount of the Class A Notes, each Class A Underwriter to purchase the amounts shown on Schedule A hereto.

                  (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to the Class B Underwriters, and the Class B Underwriters agree to purchase from the Transferor, at a purchase price of [______]% of the principal amount thereof, $[__________] aggregate principal amount of the Class B Notes, each Class B Underwriter to purchase the amounts shown on Schedule A hereto.



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

                  (c) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to the Class C Underwriters, and the Class C Underwriters agree to purchase from the Transferor, at a purchase price of [______]% of the principal amount thereof, $[__________] aggregate principal amount of the Class C Notes, each Class C Underwriter to purchase the amounts shown on Schedule A hereto.

                  (d) The Transferor will cause the Issuer to deliver the Notes to the Underwriters against payment of the purchase price in immediately available funds, drawn to the order of the Transferor, at the office of Orrick, Herrington & Sutcliffe LLP, in [________________] at 10:00 a.m., New York City time, on
         [____________], [____], or at such other time not later than seven full business days thereafter as the Representative and the Transferor determine, such time being herein referred to as the "Closing Date." Each of the Class A Notes, the Class B Notes and the Class C Notes so to be delivered shall be represented by one or more definitive notes registered in the name of Cede & Co., as nominee for The Depository Trust Company. The Notes will be available for inspection by the Underwriters at the office at which the Notes are to be delivered no later than five hours before the close of business in New York City on the business day prior to the Closing Date.

         4. Offering by Underwriters. It is understood that after the Effective Date, the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers) as set forth in the Prospectus.

         5. Certain Agreements of the Transferor. The Transferor agrees with the Underwriters that:

                  (a) Immediately following the execution of this Agreement, the Transferor will prepare a Prospectus Supplement setting forth the amount of Notes covered thereby and the terms thereof not otherwise specified in the Base Prospectus, the price at which such Notes are to be purchased by the Underwriters, the initial public offering price, the selling concessions and allowances, and such other information as the Transferor deems appropriate. The Transferor will transmit the Prospectus, including such Prospectus Supplement, to the Commission pursuant to Rule 424(b) by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b). The Transferor will not file any amendment of the Registration Statement with respect to the Notes or supplement to the Prospectus unless a copy has been furnished to the Representative for its review a reasonable time prior to the proposed filing thereof or to which the Representative shall reasonably object in writing. The Transferor will advise the Representative promptly of (i) the effectiveness of any amendment or supplementation of the Registration Statement or Prospectus, (ii) any request by the Commission for any amendment or supplementation of the Registration Statement or the Prospectus or for any additional information, (iii) the receipt by the Transferor of any notification with respect to the suspension of qualification of the Notes for sale in any



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

         jurisdiction or the initiation or threatening of any proceeding for such purposes and (iv) the institution by the Commission of any stop order proceeding in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (b) If at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Transferor promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriters' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (c) As soon as practicable, the Transferor will cause the Trust to make generally available to the Noteholders an earnings statement or statements of the Trust covering a period of at least 12 months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder.

                  (d) The Transferor will furnish to the Representative copies of the Registration Statement (one of which will be signed and will include all exhibits), the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative reasonably requests.

                  (e) The Transferor will endeavor to qualify the Notes for sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and the determination of the eligibility for investment of the Notes under the laws of such jurisdictions as the Representative may designate and will continue such qualifications in effect so long as required for the distribution of the Notes; provided, however, that the Transferor shall not be obligated to qualify to do business in any jurisdiction where such qualification would subject the Transferor to general or unlimited service of process in any jurisdiction where it is not now so subject.

                  (f) So long as any Note is outstanding, the Transferor will furnish, or cause the Servicer to furnish, to the Representative copies of each certificate and the annual statements of compliance delivered to the Owner Trustee, the Indenture Trustee and each Rating Agency pursuant to Section 3.05 of the Transfer and Servicing Agreement and the annual SAS No. 70 Report and independent certified public accountant's servicing reports furnished to the Indenture Trustee, the Servicer and the Rating Agencies pursuant to Sections 3.06(a) and (b) of the Transfer and Servicing Agreement, by first class mail as soon as practicable after such certificates, statements and reports are furnished to the Owner Trustee, the Indenture Trustee or the Rating Agencies, as the case may be.

                  (g) So long as any Note is outstanding, the Transferor will furnish, or cause the Servicer to furnish, to the Representative, by first-class mail as soon as practicable (i) all documents concerning the Notes distributed by the Transferor or the Servicer to the Owner Trustee, the Indenture Trustee or the Noteholders, or filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) any order of the Commission under the Act or the Exchange Act applicable to the Issuer or to the Transferor, or pursuant to a "no-action" letter obtained from the staff of the Commission by the Transferor and affecting the Issuer or the Transferor and (iii) from time to time, such other information concerning the Issuer as the Representative may reasonably request.

                  (h) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated for any reason, except a default by the Underwriters hereunder, the Transferor will pay all expenses incident to the performance of its obligations under this Agreement (except as otherwise agreed in writing between the Transferor and the Representative) and will reimburse the Underwriters for any expenses incurred by them in connection with qualification of the Notes for sale and determination of the eligibility of the Notes for investment under the laws of such jurisdictions as the Representative designates and for any fees charged by investment rating agencies for the rating of the Notes and for any filing fee of the National Association of Securities Dealers, Inc. relating to the Notes, except that mailing expenses incurred in distributing the Prospectus, other than in connection with an amendment or supplement thereto, shall be borne by the Underwriters. The Transferor and the Underwriters will each bear their own respective fees and disbursements of counsel (which in the case of the Transferor will include all legal fees relating to Blue Sky matters).

                  (i) To the extent, if any, that any of the ratings provided with respect to the Notes by any Rating Agency are conditional upon the furnishing of documents or the taking of any other actions by the Transferor, the Transferor shall furnish such documents and take any such other actions as are reasonably necessary to satisfy such condition.

         6. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of the Transferor, ACCS and the Bank herein, to the accuracy of the statements of officers of the Transferor and ACCS made pursuant to the provisions hereof, to the performance by the Transferor and ACCS of their respective obligations hereunder and to the following additional conditions precedent:

                  (a) On or prior to the date of this Agreement, the Representative shall have received a letter, dated the date of this Agreement, of [_____________________], confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, substantially in the form heretofore agreed to and otherwise in form and in substance satisfactory to the Representative and its counsel.


                  (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement; and, prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Transferor or the Representative, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the Issuer or the business or properties of the Bank, ACCS or the Transferor; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (iii) a general moratorium on commercial banking activities by Federal or New York State authorities; or (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency, which, in any such case, is, in the reasonable judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the completion and sale of and payment for the Notes on the terms and in the manner contemplated in the Prospectus.

                  (d) The Representative shall have received an opinion, dated the Closing Date, of Michael J. Forde, Assistant General Counsel for Associates First Capital Corporation, as counsel for the Transferor, ACCS and the Bank, satisfactory in form and substance to the Representative and its counsel to the effect that:

                           (i) The Transferor is a corporation in good
                  standing, duly organized and validly existing under the laws of the State of Delaware; ACCS is a corporation in good standing, duly organized and validly existing under the laws of the State of Delaware; the Bank is a national banking association in good standing, duly organized and validly existing under the laws of the United States of America; and each of the Transferor, ACCS and the Bank (each collectively referred to in this subsection (d) as an "Associates Entity") is authorized by its certificate of incorporation or articles of association, as the case may be, to transact the business in which it is engaged and is neither required to qualify, nor to register as a foreign corporation, in any state in order to conduct its business as presently conducted, except where the failure to so qualify or register would not have a material adverse effect upon the Noteholders;

                           (ii) Each Associates Entity has full corporate power
                  and authority to enter into and perform its obligations under each Transaction Document and this Agreement to which it is a party;

                           (iii) Each Associates Entity has the corporate power
                  and authority and legal right to acquire, own and transfer, and, in the case of the Bank, to service, the Receivables;

                           (iv) Each of the Transaction Documents and this
                  Agreement has been duly authorized, executed and delivered by each Associates Entity that is a party thereto;

                           (v) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for (a) the execution and delivery by any Associates Entity of any Transaction Document or this Agreement to which such Associates Entity is a party or the performance by such Associates Entity of its obligations thereunder, or (b) the issuance and sale of the Notes;

                           (vi) Neither the execution and delivery of the
                  Transaction Documents and this Agreement by any Associates Entity that is party thereto nor the performance by such Associates Entity of the transactions therein contemplated nor the fulfillment of the terms thereof does or will result in any violation of any statute or regulation or any order or decree of any court or governmental authority binding upon such Associates Entity or its property, or conflict with, or result in a breach or violation of any term or provision, or result in a default under any of the terms and provisions, of such Associates Entity's certificate of incorporation or articles of association, as the case may be, or by-laws or any material indenture, loan agreement or other material agreement known to such counsel to which such Associates Entity is a party or by which such Associates Entity is bound;

                           (vii) There is no legal or governmental proceeding
                  pending to which any Associates Entity is a party or to which any Associates Entity is subject which, individually or in the aggregate (a) would have a material adverse effect on the ability of such Associates Entity to perform its obligations under the Transaction Documents or this Agreement, (b) assert the invalidity of any Transaction Document, this Agreement, the Transferor Certificate or the Ownership Interest Certificate, (c) seek to prevent the issuance, sale or delivery of the Notes or any of the transactions contemplated by the Transaction Documents or this Agreement or (d) seek to adversely affect the federal income tax consequences of the Notes; and

                           (viii) The Registration Statement has become
                  effective under the Act and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened under the Act.

                  (e) The Representative shall have received an opinion dated the Closing Date, of Orrick, Herrington & Sutcliffe LLP, special counsel to the Transferor, ACCS and the Bank, subject to customary qualifications, assumptions, limitations and exceptions, and satisfactory in form and substance to the Representative and its counsel, to the effect that:

                           (i) Each of the Transaction Documents, (other than
                  the Trust Agreement) to which the Transferor, ACCS, and the Bank is a party constitutes the legal, valid and binding agreement of the Transferor, ACCS and the Bank, as the case may be, under the laws of the State of New York, enforceable against each such Person in accordance with its terms, subject to (w) limitations imposed by bankruptcy, insolvency, reorganization, liquidation, arrangement, fraudulent conveyance, moratorium, receivership, conservatorship, readjustment of debts, creditors' rights or other laws relating to or affecting the rights of creditors generally or the rights of creditors of national banking associations; (x) rights to indemnification and contribution which may be limited by applicable law and equitable principles or otherwise unenforceable as against public policy; (y) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges, or an increase in interest rate upon delinquency in payment or the occurrence of any event of default; and (z) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                           (ii) This Agreement constitutes the legal, valid and
                  binding obligation of the Transferor and ACCS under the laws of the State of New York, enforceable against the Transferor and ACCS in accordance with its terms, subject to (w) limitations imposed by bankruptcy, insolvency, reorganization, liquidation, arrangement, fraudulent conveyance, moratorium, receivership, conservatorship, readjustment of debts, creditors' rights or other laws relating to or affecting the rights of creditors generally or the rights of creditors of national banking associations; (x) rights to indemnification and contribution which may be limited by applicable law and equitable principles or otherwise unenforceable as against public policy; (y) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges, or an increase in interest rate upon delinquency in payment or the occurrence of any event of default; and (z) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                           (iii) When the Notes have been duly executed and
                  delivered by the Issuer, authenticated by the Indenture Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with this Agreement, they will be validly issued and outstanding, will constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and will be entitled to the benefits of the Indenture, subject to (w) limitations imposed by bankruptcy, insolvency, reorganization, liquidation, arrangement, fraudulent conveyance, moratorium, receivership, conservatorship, readjustment of debts, creditors' rights or other laws relating to or affecting the rights of creditors generally or the rights of creditors of national banking associations; (x) rights to indemnification and contribution which may be limited by applicable law and equitable principles or otherwise unenforceable as against public policy; (y) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges, or an increase in interest rate upon delinquency in payment or the occurrence of any event of default; and (z) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                           (iv) The statements in the Base Prospectus under the
                  headings "Risk Factors--If a conservator or receiver were appointed for Associates National Bank (Delaware), or if Associates Credit Card Services, Inc. or Associates Credit Card Receivables Corp. became a debtor in a bankruptcy case, delays or reductions in payment of your notes could occur," "Material Legal Aspects of the Receivables," "ERISA Considerations" and "Federal Income Tax Consequences" and the statements in the Prospectus Supplement under the headings "Summary of Terms--Tax Status" and "--ERISA Considerations" and "ERISA Considerations," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects.

                           (v) This Agreement, the Transaction Documents and
                  the Notes conform in all material respects to the descriptions thereof contained in the Prospectus.

                           (vi) The Indenture has been duly qualified under the
                  TIA and complies as to form with the TIA and the rules and regulations of the Commission thereunder. The Trust is not now, and immediately following the issuance of the Notes pursuant to the Indenture will not be, required to be registered under the Investment Company Act of 1940, as amended.

                           (vii) Subject to the discussion in the Base
                  Prospectus under the heading "Federal Income Tax Consequences", the Notes will properly be characterized as indebtedness and the issuance of the Notes will not cause the Issuer to be deemed an association (or publicly traded partnership) taxable as a corporation, for U.S. federal income tax purposes.

                           (viii) The Indenture constitutes the legal, valid
                  and binding obligation of the Issuer under the laws of the State of New York, subject to (w) limitations imposed by bankruptcy, insolvency, reorganization, liquidation, arrangement, fraudulent conveyance, moratorium, receivership, conservatorship, readjustment of debts, creditors' rights or other laws relating to or affecting the rights of creditors generally or the rights of creditors of national banking associations; (x) rights to indemnification and contribution which may be limited by applicable law and equitable principles or otherwise unenforceable as against public policy; (y) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges, or an increase in interest rate upon delinquency in payment or the occurrence of any event of default; and (z) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                           (ix) Each of the Registration Statement, as of its
                  effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations under the Act, except that in each case such counsel need not express any opinion as to the financial and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement and, except as and, to the extent set forth in paragraphs (iv) and (v), such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

                           (x) If the FDIC is appointed as conservator or
                  receiver for the Bank and if a court were to determine that the Indenture Trustee has a security interest in the Receivables and the proceeds thereof, the court would hold that the security interest of the Indenture Trustee would be enforceable against the Bank with respect to the Receivables and such proceeds.

                  Such counsel also shall state that they have participated in conferences with representatives of the Transferor, ACCS and the Bank and their accountants, the Underwriters and counsel to the Underwriters concerning the Registration Statement and the Prospectus and have considered the matters to be stated therein and the matters stated therein, although they are not independently verifying the accuracy, completeness or fairness of such statements (except as stated in paragraph (iv) above) and based upon and subject to the foregoing, nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement (excluding any exhibits filed therewith), at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date hereof, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to, and does not, make any comment in such opinion with respect to the financial statements, supporting schedules and other financial or statistical information contained in the Registration Statement or the Prospectus).

                  (f) The Representative shall have received from [____________________], special counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters relating to this transaction as the Representative may require, and the Transferor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (g) The Representative shall have received an opinion, dated the Closing Date, of [____________], special Delaware counsel for the Bank, satisfactory in form and substance to the Representative and its counsel with respect to (i) certain matters relating to the transfer of the Receivables from the Bank to ACCS and (ii) the perfection of the security interest in favor of ACCS in the Receivables and the proceeds thereof.

                  (h) The Representative shall have received an opinion, dated the Closing Date, of [____________], special Texas counsel for the Transferor and ACCS satisfactory in form and substance to the Representative and its counsel, with respect to (i) certain matters relating to the transfer of the Receivables from ACCS to the Transferor and from the Transferor to the Issuer, and (ii) the perfection of the security interests in favor of the Transferor and the Issuer in the Receivables and the proceeds thereof.

                  (i) The Representative shall have received a certificate from each of the Transferor and ACCS, dated the Closing Date, of a Vice President or more senior officer of the Transferor or ACCS, as the case may be, in which such officer, to the best of his/her knowledge after reasonable investigation, shall state that (u) the representations and warranties of the Transferor and ACCS, as the case may be, in this Agreement are true and correct in all material respects on and as of the Closing Date, (v) the Transferor or ACCS, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (w) the representations and warranties of the Transferor or ACCS, as the case may be, contained in this Agreement and the Transaction Documents to which it is a party are true and correct as of the dates specified herein and therein, (x) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, (y) nothing has come to such officers' attention that would lead such officers to believe that the Registration Statement or the Prospectus, and any amendment or supplement thereto, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) in the ACCS officer's certificate only, subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of the Bank's credit card business except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (j) The Representative shall have received an opinion of [ ], counsel to the Owner Trustee, dated the Closing Date, satisfactory in form and substance to the Representative and its counsel, to the effect that:

                           (i) The Owner Trustee is duly incorporated and
                  validly existing as a banking corporation in good standing under the laws of the State of Delaware;

                           (ii) The Owner Trustee has the power and authority
                  to execute, deliver and perform the Trust Agreement and to consummate the transactions contemplated thereby;

                           (iii) The Trust Agreement has been duly authorized,
                  executed and delivered by the Owner Trustee and constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms;

                           (iv) Each of the Indenture, the Trust Agreement and
                  the Transfer and Servicing Agreement (collectively referred to in this subsection (i) as the "Trust Documents") has been duly executed and delivered by the Owner Trustee, as Owner Trustee on behalf of the Issuer;

                           (v) Neither the execution, delivery or performance
                  by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Documents, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of the Owner Trustee (other than the filing of the certificate of trust with the Delaware Secretary of State, which certificate of trust has been duly filed);

                           (vi) Neither the execution, delivery and performance
                  by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Documents, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, is in violation of the charter or bylaws of the Owner Trustee or of any law, governmental rule or regulation of the State of Delaware or of the United States of America governing the banking or trust powers of the Owner Trustee or, to such counsel's knowledge, without independent investigation, any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which it is a party or by which it is bound or, to such counsel's knowledge, without independent investigation, of any judgment or order applicable to the Owner Trustee;

                           (vii) No consent, approval or other authorization
                  of, or registration, declaration or filing with, any court or governmental agency or commission of the State of Delaware is required by or with respect to the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, for the valid execution and delivery of the Trust Documents, or for the validity or enforceability thereof (other than the filing of the certificate of trust, which certificate of trust has been duly filed); and

                           (viii) To such counsel's knowledge, without
                  independent investigation, there are no pending or threatened actions, suits or proceedings affecting the Owner Trustee before any court or other governmental authority which, if adversely determined, would materially and adversely affect the ability of the Owner Trustee to carry out the transactions contemplated by the Trust Agreement.

                  (k) The Representative shall have received an opinion of [ ], special Delaware counsel to the Issuer, dated the Closing Date, satisfactory in form and substance to the Representative and its counsel, to the effect that:

                           (i) The Issuer has been duly formed and is validly
                  existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C 3801 et seq. (referred to in this subsection (k) as the "Act")

                           (ii) The Trust Agreement constitutes a legal, valid
                  and binding obligation of the Owner Trustee and the Transferor, enforceable against the Owner Trustee and the Transferor, in accordance with its terms;

                           (iii) Under the Act and the Trust Agreement, the
                  execution and delivery of the Transfer and Servicing Agreement and the Indenture, the issuance of the Notes, the Transferor Certificate and the Ownership Interest Certificate and the granting of the Collateral to the Indenture Trustee as security for the Notes has been duly authorized by all necessary trust action on the part of the Trust;

                           (iv) Under the Act and the Trust Agreement, the
                  Issuer has (i) the trust power and authority to execute, deliver and perform its obligations under the Administration Agreement, the Indenture and the Transfer and Servicing Agreement (collectively referred to in this subsection (k) as the "Trust Documents"), the Notes, the Transferor Certificate and the Owner Interest Certificate and (ii) duly authorized, executed and delivered such agreements and obligations;

                           (v) When the Transferor Certificate and Ownership
                  Interest Certificate have been duly executed and issued by the Issuer and duly authenticated by the Owner Trustee in accordance with the Trust Agreement, the Transferor Certificate and Ownership Interest Certificate will be validly issued and entitled to the benefits of the Trust Agreement;

                           (vi) Neither the execution, delivery and performance
                  by the Issuer of the Trust Documents, the Notes, the Transferor Certificate or the Ownership Interest Certificate, nor the consummation by the Issuer of any of the transactions by the Issuer contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the certificate of trust with the Delaware Secretary of State (which certificate of trust has been duly filed) and the filing of any financing statements with the Delaware Secretary of State in connection with the Indenture;

                           (vii) Neither the execution, delivery and
                  performance by the Issuer of the Trust Documents, nor the consummation by the Issuer of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule or regulation of the State of Delaware applicable to the Issuer;

                           (viii) Under Section 3805(b) of the Act, no creditor
                  of the Owner shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Issuer except in accordance with the terms of the Trust Agreement;

                           (ix) Under Section 3808(a) and (b) of the Act, the
                  Issuer may not be terminated or revoked by the Owner, and the dissolution, termination or bankruptcy of the Owner shall not result in the termination or dissolution of the Issuer, except to the extent otherwise provided in the Trust Agreement;

                           (x) The Owner Trustee is not required to hold legal
                  title to the Trust Estate in order for the Issuer to qualify as a business trust under the Act;

                           (xi) With respect to the Issuer and the Receivables:
                  (a) there is no document, stamp, exercise or other similar tax imposed by the State of Delaware upon the perfection of a security interest in the Receivables, in the transfer of the Receivables to or from the Issuer, or upon the issuance of the Notes; (b) there is no personal property tax imposed by the State of Delaware upon or measured by the corpus of the Issuer; (c) the characterization of the Issuer for federal income tax purposes will be determinative of the characterization of the Issuer for Delaware income tax purposes and assuming that the Issuer will be taxed as a partnership for federal income tax purposes, the Issuer will not be subject to Delaware income tax and Noteholders who are not otherwise subject to Delaware income tax will not be subject to tax by reason of their ownership of the Notes and the receipt of income therefrom; and (d) any income tax imposed by the State of Delaware that might be applicable to the Issuer would be based upon "federal taxable income," and for the purposes of determining such income, the characterization of such income for federal income tax purposes will be determinative, whether the characterization of the transaction is that of a sale or a loan; and

                           (xii) The Owner is the sole beneficial owner of the
                  Issuer.

                  (l) The Representative shall have received an opinion of [ ], counsel to the Indenture Trustee dated the Closing Date, satisfactory in form and substance to the Representative and its counsel, to the effect that:

                           (i) The Indenture Trustee is a banking corporation
                  organized and validly existing and in good standing under the laws of the State of New York and is authorized and qualified to accept the trusts imposed by the Indenture and to act as Indenture Trustee under the Indenture;

                           (ii) The acknowledgment by the Indenture Trustee of
                  the Transfer and Servicing Agreement has been duly authorized, executed and delivered by the Indenture Trustee. The Indenture Trustee has duly authorized, executed and delivered the Indenture. Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Indenture is the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, subject to bankruptcy and insolvency laws and general principles of equity;

                           (iii) The Indenture Trustee has duly executed and
                  authenticated the Notes;

                           (iv) The Indenture Trustee is duly authorized and
                  empowered to exercise trust powers under applicable law;

                           (v) None of (x) the execution and authentication of
                  the Notes, (y) the acknowledgment of the Transfer and Servicing Agreement or (z) the execution, delivery and performance of the Indenture by the Indenture Trustee conflicts with or will result in a violation of (A) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Indenture Trustee or (B) the Organization Certificate or Bylaws of the Indenture Trustee.

                           (vi) No approval, authorization or other action by,
                  or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Indenture Trustee is required in connection with the execution and delivery by the Indenture Trustee of the Indenture or the performance by the Indenture Trustee of the terms of the Indenture or the acknowledgment of the Transfer and Servicing Agreement.

                  (m) The Representative shall have received an opinion dated the Closing Date, of Orrick, Herrington & Sutcliffe LLP, special counsel to the Transferor, ACCS and the Bank, satisfactory in form and substance to the Representative and its counsel, to the effect that the transfer of the Receivables from ACCS to the Transferor would constitute an absolute sale rather than a borrowing of ACCS secured by the Receivables and would not be property of the estate of ACCS under
         Section 541(a) (1) of the Bankruptcy Code that would be subject to the automatic stay of Section 362(a) as it applies to "property of the estate."

                  (n) The Representative shall have received reliance letters addressed to the Representative, dated as of the Closing Date, allowing the Representative to rely on each opinion of counsel delivered to a Rating Agency, the Indenture Trustee, the Transferor, ACCS or the Bank in connection with the issuance of the Notes.

                  (o) The Representative shall have received evidence satisfactory to the Representative that the Class A Notes shall be rated Aaa by Moody's Investors Service, Inc. and AAA by Standard & Poor's Ratings Services, that the Class B Notes shall be rated no lower than A2 by Moody's Investors Service, Inc. and A by Standard & Poor's Ratings Services and that the Class C Notes shall be rated no lower than Baa2 by Moody's Investors Service, Inc. and BBB by Standard & Poor's Ratings Services.

         The Transferor will furnish the Representative with such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably request.

         7. Indemnification and Contribution. (a) The Transferor and ACCS, jointly and severally, will indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, to which the Underwriters may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by the Underwriters in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Transferor and ACCS will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Class A Underwriters' Information, the Class B Underwriters' Information or the Class C Underwriters' Information; provided further, that the

Transferor and ACCS will not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any preliminary prospectus to the extent that any loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Notes to a Person as to whom it is established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Transferor or ACCS notified the Representative in writing in accordance with Section 5(a) hereof and previously furnished copies of the Prospectus (excluding documents incorporated by reference) in the quantity requested in accordance with Section 5(d) hereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the preliminary prospectus and corrected in the Prospectus or the Prospectus as then amended or supplemented.

                  (b) The Underwriters agree, severally and not jointly, to indemnify and hold harmless the Transferor and ACCS against any losses, claims, damages or liabilities to which the Transferor or ACCS may become subject, under the Act or otherwise and will reimburse any legal or other expenses reasonably incurred by the Transferor or ACCS in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that, with respect to each of the Class A Underwriters, the Class B Underwriters and the Class C Underwriters, such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Class A Underwriters' Information, the Class B Underwriters' Information or the Class C Underwriters' Information, respectively, and will reimburse any legal or other expenses reasonably incurred by the Transferor and ACCS in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Transferor and ACCS on the one hand and the Underwriters on the other from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transferor and ACCS on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Transferor and ACCS on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) of the Notes received by the Transferor bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Notes. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transferor and ACCS or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission with respect to the Notes. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection
         (d), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total underwriting discount as set forth on the cover page of the Prospectus Supplement exceeds the amount of damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission with respect to the Notes. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (e) The obligations of the Transferor and ACCS under this Section shall be in addition to any liability which the Transferor or ACCS may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this section shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Transferor or ACCS, to each officer of the Transferor who has signed the Registration Statement and to each Person, if any, who controls the Transferor or ACCS within the meaning of the Act.

         8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Transferor and ACCS or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Transferor, ACCS or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If this Agreement is terminated or if for any reason other than default by the Underwriters the purchase of the Notes by the Underwriters is not consummated, the Transferor and ACCS shall remain responsible for the expenses to be paid by them pursuant to Section 5 and the respective obligations of the Transferor, ACCS and the Underwriters pursuant to Section 7 shall remain in effect. If for any reason the purchase of the Notes by the Underwriters is not consummated other than solely because of the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Transferor and ACCS will reimburse the Underwriters for all out-of-pocket expenses reasonably incurred by them in connection with the offering of the Notes.

         9. Computational Materials and ABS Term Sheets. (a) Each Underwriter agrees to provide to the Transferor, not less than two Business Days prior to the date on which the Transferor is required to file the Prospectus Supplement pursuant to Rule 424(b), any information used by it (in such written or electronic format as required by the Transferor) with respect to the offering of the Notes that constitutes "Computational Materials," as defined in the Commission's No-Action Letter, dated May 20, 1994, addressed to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (as made generally applicable to registrants, issuers and underwriters by the Commission's response to the request of the Public Securities Association dated May 27, 1994 (the "Kidder/PSA Letter")), that is not contained in the Prospectus (without taking into account information incorporated therein by reference).

                  (b) Each Underwriter agrees to provide to the Transferor, not less than two Business Days prior to the date on which the Transferor is required to file the Prospectus Supplement pursuant to Rule 424(b), any information used by it (in such written or electronic format as required by the Transferor) with respect to the offering of the Notes that constitutes "ABS Term Sheets," as defined in the Commission's No-Action Letter, dated February 17,

         1995, addressed to the Public Securities Association, that is not contained in the Prospectus (without taking into account information incorporated therein by reference).

                  (c) Each Underwriter severally agrees, assuming all information provided by the Transferor is accurate and complete in all material respects, to indemnify and hold harmless the Transferor, each of the officers and directors of the Transferor and each Person who controls the Transferor within the meaning of Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Computational Materials or ABS Term Sheets, if any, provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of each Underwriter under this Section 9(c) shall be in addition to any liability that such Underwriter may otherwise have.

                  The procedures set forth in Sections 7(c) and 7(d) shall be equally applicable to this Section 9(c). Notwithstanding anything in this
Section 9, each Underwriter represents and warrants that it has not used any Computational Materials or ABS Term Sheets in connection with the offering of the Notes.

         10. Electronic Distribution of Prospectus. Each Underwriter represents that if it furnished an electronic copy of the preliminary Prospectus used in connection with the Notes to any person, such Underwriter has furnished a printed copy of such preliminary Prospectus to all Persons to whom it previously sent an electronic copy.

         11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to:

                                   [Address]

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         13. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         14. Financial Services Act. Each Underwriter represents and warrants to, and agrees with, the Transferor and ACCS that (w) it has complied and shall comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 (the "Regulations") with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; (x) it has only issued or passed on and shall only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Notes to a Person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or who is a Person to whom the document may otherwise lawfully be issued or passed on; (y) it has not offered or sold and, during the period of six months from the date hereof, will not offer or sell any Note to Persons in the United Kingdom except to Persons whose ordinary activities involve them in acquiring, holding, managing, or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Regulations.

         If you are in agreement with the foregoing, please sign two counterparts hereof and return one to the Transferor whereupon this letter and your acceptance shall become a binding agreement among the Transferor, ACCS and the Underwriters.

                                            Very truly yours,


                                            ASSOCIATES CREDIT CARD
                                            SERVICES, INC.



                                            By
                                              ----------------------------------
                                              Name:
                                              Title:


                                            ASSOCIATES CREDIT CARD
                                            RECEIVABLES CORP.



                                            By
                                              ----------------------------------
                                              Name:
                                              Title:



The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof



[                               ]
 ------------------------------
  as Representative of the
  Underwriters set forth herein


By
  ------------------------------
  Name:
  Title:

                                   SCHEDULE A


                              Class A Notes
                              -------------
||

Underwriters                                        Principal Amount of
------------                                        Class A Notes
                                                    -------------
                                                    $
                                                     ------------
                                                    $
                                                     ------------
Total                                               $
                                                    =============

||

                              Class B Notes
                              -------------
||

Underwriters                                        Principal Amount of
------------                                        Class B Notes
                                                    -------------
                                                    $

                                                    $
                                                     ------------
Total                                               $
                                                    =============
||

||
                              Class C Notes
                              -------------
||

Underwriters                                        Principal Amount of
------------                                        Class B Notes
                                                    -------------
                                                    $

                                                    $
                                                     ------------
Total                                               $
                                                    =============